SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 11, 2007
(Date of earliest event reported)

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SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02. Results of Operations and Financial Condition.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01. Exhibits.

Signatures

Ex-99.1:Press Release dated April 6, 2007

Item 2.02. Results of Operations and Financial Condition.

On April 16, 2007, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2007, the Company received notice from Raymond Zipprich of his intent to resign from the Board of Directors, effective April 11, 2007. Mr. Zipprich indicated that other recent obligations would not allow him the necessary time to dedicate to SinoFresh responsibilities.

Item 9.01. Exhibits.

Exhibit No.  Item

99.1   Press Release dated April 16, 2007.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date: April 16, 2007	By:	/s/ Scott M. Klein
Scott M. Klein
Chief Financial Officer (Principle Accounting Officer)